UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): September 13, 1999


                           CENTURY REALTY TRUST
          (Exact name of registrant as specified in its charter)


INDIANA                              0-7716                    35-1284316
(State or other jurisdiction       (Commission               (IRS Employer
incorporation)                      File Number)            Identification No.)



         823 Chamber of Commerce Building, Indianapolis, IN 46204
                 (Address of principal executive offices)


    Registrant s telephone number, including area code: (317) 632-5467


                              Not applicable
       (Former name or former address, if changed since last report)


ITEM 5.  Other Events.

          On September 13, 1999, the Board of Trustees of the registrant adopted an amendment to the Rights Declaration, originally adopted October 10, 1989, to extend the Rights Declaration to December 31, 2004, and to set the Purchase Price for each share, pursuant to the exercise of Right at $20.00 per share. The amendment is effective September 13, 1999.


ITEM 7.  Financial Statements and Exhibits.

     4(c)  Exhibits.


          4.1. Amendment No. 1 to Rights Declaration, adopted effective September 13,1999.

          4.2. Rights Declaration dated as of October 10,1989.



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CENTURY REALTY TRUST



Date:  September 17, 1999                   By:
                                             S/ John I. Bradshaw, Jr.
                                                President



Date:  September 17, 1999                   By:
                                              S/ David F. White
                                                 Controller








Exhibit 4.1


                           CENTURY REALTY TRUST

                   _____________________________________
                   AMENDMENT NO. 1 TO RIGHTS DECLARATION
                   _____________________________________



     This Amendment No. 1 to Rights Declaration, adopted this 13th day of September, 1999 ("Amendment"), amends the Rights Declaration of Century Realty Trust ("CRT") originally adopted on October 10, 1989 ("Rights Declaration"), as follows:

     Paragraph (I) of Section 1 of the Rights Declaration shall read as follows:

          "Final Expiration Date" shall mean December 31, 2004.

     Paragraph (B) of Section 6 of the Rights Declaration shall read as follows:

          "The Purchase Price for each share, pursuant to the exercise of a Right shall be $20.00, shall be subject to adjustment from time to time as provided in Section 10 or 12 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (C) below."


     IN WITNESS WHEREOF, this Amendment No. 1 to Rights Declaration is executed on behalf of Century Realty Trust by its President and attested by its Controller on the date first written above.


                                          S/ John I. Bradshaw, Jr., President


  S/ David F. White, Controller





Exhibit 4.2

                           CENTURY REALTY TRUST

                            Rights Declaration

                       Dated as of October 10, 1989


                              TABLE OF CONTENTS

Section 1.  Certain Definitions.. . . . . . . . . . . . . . . . . . . .1

Section 2.  Issue of Right Certificates.. . . . . . . . . . . . . . . .4

Section 3.  Form of Right Certificates. . . . . . . . . . . . . . . . .5

Section 4.  Countersignature and Registration.  . . . . . . . . . . . .6

Section 5.  Transfer, Split-Up, Combination and Exchange of Right Certificates;
            Mutilated, Destroyed, Lost or Stolen Certificates. . . . . 6

Section 6.  Exercise of Rights; Purchase Price; Expiration Date of Rights. 7

Section 7.  Cancellation and Destruction of Right Certificates. . . . .9

Section 8.  Reservation and Availability of Shares. . . . . . . . . . .9

Section 9.  Record Date.. . . . . . . . . . . . . . . . . . . . . . . 10

Section 10. Adjustment of Purchase Price, Number of Shares or Number
            of Rights . . . . . . . . . . . . . . . . . . . . . . . .  10

Section 11. Certificate of Adjusted Purchase Price or Number of Shares.17

Section 12. Consolidation, Merger or Sale or Transfer of Assets or
            Earning Power . . . . . . . . . . . . . . . . . . . . . . .17

Section 13. Fractional Rights and Fractional Shares.. . . . . . . . . 20

Section 14. Rights of Action. . . . . . . . . . . . . . . . . . . . . 21

Section 15. Agreement of Right Holders. . . . . . . . . . . . . . . . 21

Section 16. Right Certificate Holder not Deemed a Shareholder.. . . . 21

Section 17. Issuance of New Right Certificates. . . . . . . . . . . . 22

Section 18. Redemption. . . . . . . . . . . . . . . . . . . . . . . . 22

Section 19. Exchange. . . . . . . . . . . . . . . . . . . . . . . . . 23

Section 20. Notice of Certain Events. . . . . . . . . . . . . . . . . 24

Section 21. Notices.. . . . . . . . . . . . . . . . . . . . . . . . . 25

Section 22. Supplements and Amendments. . . . . . . . . . . . . . . . 25

Section 23. Successors. . . . . . . . . . . . . . . . . . . . . . . . 25

Section 24. Determination and Actions by the Board of Trustees, Etc.  25

Section 25. Benefits of this Declaration. . . . . . . . . . . . . . . 26

Section 26. Severability. . . . . . . . . . . . . . . . . . . . . . . 26

Section 27. Governing Law.. . . . . . . . . . . . . . . . . . . . . . 26

Section 28. Counterparts. . . . . . . . . . . . . . . . . . . . . . . 26

Section 29. Descriptive Headings. . . . . . . . . . . . . . . . . . . 26



Exhibit A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

Exhibit B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

Exhibit C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38


                             RIGHTS DECLARATION

     Century Realty Trust, an Indiana business trust (the Trust ), hereby declares that, pursuant to the Trust Indenture and the applicable laws, the Board of Trustees has authorized and declared a dividend distribution of one Right (as hereinafter defined) for each Share of Beneficial Interest of the Trust outstanding at the close of business on October 31, 1989, and has further authorized the issuance of one Right for each Share of Beneficial Interest that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date
(as such terms are hereinafter defined).   Each Right shall represent the
right to purchase a number of Shares of Beneficial Interest in Century Realty Trust subject to the terms and conditions, qualifications, limitations and restrictions herein set forth.

     The full terms and conditions of such Rights are as follows:

     Section 1.     Certain Definitions.     For purposes of this Declaration,
the following terms have the meanings indicated:

     (A) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial owner (as such term is hereinafter defined) of 20% or more of the Shares of Beneficial Interest of the Trust then outstanding, but shall not include the Trust, any Subsidiary (as such term is hereinafter defined) of the Trust, any employee benefit plan of the Trust or any Subsidiary of the Trust, or any entity holding Shares of Beneficial Interest for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Shares of Beneficial Interest by the Trust which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Shares of Beneficial Interest of the Trust then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Shares of Beneficial Interest of the Trust then outstanding by reason of share purchases by the Trust and shall, after such share purchases by the Trust, become the Beneficial Owner of any additional
Shares of Beneficial Interest of the Trust, then such Person shall be deemed to be an " Acquiring Person".

     (B) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as such term is hereinafter defined).

     (C) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

          (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

          (ii) which such Person or any of such Person's Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (b) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy, or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

          (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the provision to Section 1(C)(ii)(b)) or disposing of any securities of the Trust; provided, however, that a Person engaged in business as an underwriter of securities shall not be the "Beneficial Owner" of, or to "beneficially own" any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition.

     Notwithstanding anything in this definition of "Beneficial Ownership" to the contrary, the phrase "the outstanding", when used with reference to a Person's Beneficial Ownership of securities of the Trust, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

     (D) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in Indiana are authorized or obligated by law or executive order to close.

     (E) "Close of Business" on any given date shall mean 4:00 P.M., Indianapolis time, on such date; provided, however, that if such date is not a Business Day it shall mean 4:00 P.M., Indianapolis time, on the next succeeding Business Day.

     (F) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, as in effect on the date of this Declaration.

     (G) "Shares of Beneficial Interest" and "Common Stock" when used with reference to the Trust shall mean the securities which represent the ownership of the Trust. "Common Stock" when used with reference to any Person other than the Trust shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

     (H) "Distribution Date" shall have the meaning set forth in Section 2 hereof.

     (I)  "Final Expiration Date" shall mean October 10, 1999.

     (J) "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

     (K) "Redemption Date" shall have the meaning set forth in Section 6 hereof.

     (L) "Shares Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(D) promulgated under the Exchange Act) by the Trust or an Acquiring Person (which shall also include an Acquiring Person statement made pursuant to the Indiana Control Shares Acquisition Act (I.C. 23-1-42-6)) that an Acquiring Person has become such.

     (M) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest or such voting securities sufficient to elect at least a majority of the directors of such corporation is owned, directly or indirectly, by such Person.

     (N) A "Trigger Event" shall be deemed to have occurred upon any Person (other than the Trust, any Subsidiary of the Trust, any employee benefit plan of the Trust or any Subsidiary of the Trust, or any entity holding Shares of Beneficial Interest for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becoming the Beneficial Owner of 30% of the Shares of Beneficial Interest of the Trust then outstanding. Notwithstanding the foregoing, no Trigger Event shall be deemed to have occurred as the result of an acquisition of shares of Beneficial Interest by the Trust which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 30% or more of the Shares of Beneficial Interest of the Trust then outstanding; provided, however, that in the event that a Person shall become the Beneficial Owner of 30% or more of the Shares of Beneficial Interest of the Trust then outstanding by reason of share purchases by the Trust, a Trigger Event shall be deemed to have occurred upon such Person, after such share purchases by the Trust, becoming the Beneficial owner of any additional Shares of Beneficial Interest of the Trust.

     (0)  "Declaration Date" shall mean the 10th day of October, 1989.

     Section 2.     Issue of Right Certificates.

     (A) Until the earlier of

          (i) the close of business on the tenth business day after the Shares Acquisition Date or

          (ii) the close of business on the tenth business day (or such later date as may be determined by the Board of Trustees prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Trust, any Subsidiary of the Trust, any employee benefit plan of the Trust or of any Subsidiary of the Trust or any entity holding Shares of Beneficial Interest for or pursuant to the terms of any such plan) of, or first public announcement of the intention of any Person (other than the Trust, any Subsidiary of the Trust, any employee benefit plan of the Trust or of any Subsidiary of the Trust or any entity holding Shares of Beneficial Interest for or pursuant to the terms of any such plan) to commence a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Shares of Beneficial Interest aggregating 20% or more of the then outstanding Shares of Beneficial Interest (including any such date which is after the Declaration Date and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (a) the Rights will be evidenced (subject to the provisions of Section 2(B) hereof by the certificates for Shares of Beneficial Interest registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates (as hereinafter defined)) and not by separate Right Certificates, (b) and the right to receive Right Certificates will be transferable only in connection with the transfer of Shares of Beneficial Interest. As soon as practicable after the Distribution Date, the Trust will prepare and execute and the Trust will send or cause to be sent by first-class, insured, postage-prepaid mail, to each record holder of Shares of Beneficial Interest as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Trust, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Share of Beneficial Interest so held. In the event that an adjustment in the number of Rights per Share of Beneficial Interest has been made, then, at the time of distribution, the Trust shall make the necessary and appropriate rounding adjustments (in accordance with section 13(A) hereof) so that Right Certificates evidencing only whole numbers of Rights are distributed and cash is paid in lieu of fractional Rights. Any beneficial holder of Shares of Beneficial Interest identified by the Trust in a notice addressed to the nominee as having properly elected to receive dividends directly pursuant to a duly adopted recognition procedure of the Trust, as authorized in IND. CODE S 23-1-30-4(a) (Cum. Supp. 1986) or any statute of similar effect, shall be deemed to be a "record holder". As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

     (B) On the Declaration Date, or as soon as practicable thereafter, the Trust will send a copy of a "Summary of Rights to Purchase Shares of Beneficial Interest," in substantially the form of Exhibit C hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Shares of Beneficial Interest as of the close of business on the Declaration Date, at the address of such holder shown on the records of the Trust. With respect to certificates for Shares of Beneficial Interest outstanding as of the close of business on the Declaration Date, until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or Final Expiration Date), the surrender for transfer of any certificate for Shares of Beneficial Interest outstanding as of the close of business on the Declaration Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Shares of Beneficial Interest represented thereby.

     (C) Certificates issued for Shares of Beneficial Interest which become outstanding (including, without limitation, certificates issued upon transfer or exchange of Shares of Beneficial Interest and certificates for re-acquired Shares of Beneficial Interest referred to in the last sentence of this paragraph (C)) after the Declaration Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

     This certificate also entitles the holder hereof to certain Rights as set forth in a Rights Declaration dated as of the Declaration Date (the "Rights Declaration"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Trust. Under certain circumstances, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Under certain circumstances, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Declaration) or related Persons and subsequent holders thereof, may become null and void.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Shares of Beneficial Interest represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Shares of Beneficial Interest represented thereby. In the event that the Trust purchases or acquires any Shares of Beneficial Interest after the Declaration Date but prior to the Distribution Date, any Rights associated with such Shares of Beneficial Interest shall be deemed canceled and retired so that the Trust shall not be entitled to exercise any Rights associated with the Shares of Beneficial Interest which are no longer outstanding.

     Section 3.     Form of Right Certificates.   The Right Certificates
(and the forms of election to purchase Shares of Beneficial Interest, certificate and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Trust may deem appropriate and as are not inconsistent with the provisions of this Declaration, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to provisions of Section 17 hereof, the Right Certificates, whenever distributed, shall be dated as of the Declaration Date and on their face shall entitle the holders thereof to purchase such number of Shares of Beneficial Interest as shall be set forth therein at the price per share set forth therein (the "Purchase Price"), but the number of such Shares of Beneficial Interest and the Purchase Price shall be subject to adjustment as provided herein.

     Section 4.     Countersignature and Registration.      The Right
Certificates shall be executed on behalf of the Trust by its Chief Executive Officer or a vice president of any class, either manually or by facsimile signature, shall have affixed thereto the Trust's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant secretary of the Trust, either manually or by facsimile signature. Any Right Certificate may be signed on behalf of the Trust by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Trust to sign such Right Certificate, although at the date of the execution of this Rights Declaration any such Person was not such an officer.

     Following the Distribution Date, the Trust will keep or cause to be kept, at its principal office or another office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number and the date of each of the Right Certificates.

     Section 5. Transfer, Split-Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Certificates.

     (A) Subject to the provisions of Section 13 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the Final Expiration Date (as such terms are defined in Section 6 hereof), any Right Certificate(s) (other than Right Certificates representing Rights that have become null and void pursuant to Section 10(A)(ii) hereof or that have been exchanged pursuant to Section 19 hereof) may be transferred, split-up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Shares of Beneficial Interest as the Right Certificate(s) surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split-up, combine or exchange any Right Certificate(s) shall make such request in writing delivered to the Trust, and shall surrender the Right Certificate(s) to be transferred, split-up, combined or exchanged, at the principal office of the Trust with the form of assignment duly executed.
The Trust shall not be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate(s) until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and the Trust shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Trust shall reasonably request. Thereupon the Trust shall, subject to Sections 3 and 6(C) hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Trust may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates.

     (B) Upon receipt by the Trust of evidence reasonably satisfactory to it of the loss, theft, destruction or, mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or reasonably satisfactory security, and, at the Trust's request, reimbursement to the Trust of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Right Certificate if mutilated, the Trust will make and deliver a new Right Certificate of like tenor to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

     Section 6.     Exercise of Rights; Purchase Price; Expiration Date of
Rights.

     (A) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase certificate on the reverse side thereof duly executed, to the Trust at the principal office of the Trust, together with payment of the Purchase Price for each Share of Beneficial Interest as to which the Rights are exercised, at or prior to the earlier of

          (i) the close of business on October 10,1999 (the "Final Expiration Date"), or

          (ii) the time at which the Rights are redeemed as provided in Section 18 hereof (the "Redemption Date"), or

          (iii) the time at which the Rights are exchanged as provided in Section 19 hereof.

     (B) The Purchase Price for each share pursuant to the exercise of a Right shall initially be $15.00, shall be subject to adjustment from time to time as provided in Section 10 or 12 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph
(C) below.

     (C) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment of the Purchase Price for the Shares of Beneficial Interest to be Purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 8 hereof in cash, by certified check or cashier's check, or money order payable to the order of the Trust, the Trust shall thereupon promptly:

          (i) (a) requisition from any transfer agent of Shares of Beneficial Interest certificates for the number of Shares of Beneficial Interest to be purchased and the Trust hereby irrevocably authorizes its transfer agent to comply with all such requests, or

          (b) requisition from the depository agent depository receipts representing such number of Shares of Beneficial Interest as are to be purchased (in which case certificates for the Shares of Beneficial Interest represented by such receipts shall be deposited by the transfer agent with the depository agent) and the Trust hereby directs the depository agent to comply with such request,

          (ii) when appropriate, requisition from the Trust the amount of cash to be paid in lieu of issuance of fractional shares, in accordance with
Section 13 hereof,

          (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name(s) as may be designated by such holder, and

          (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.
The payment of the Purchase Price (as such amount may be reduced pursuant to Section 10(A)(iii) hereof) shall be made in cash, by certified check or cashier's check, or by money order payable to the order of the Trust. In the event that the Trust is obligated to issue other securities (including common stock) of the Trust, pay cash and/or distribute other property pursuant to Section 10(A) hereof, the Trust will make all arrangements necessary so that such other securities, cash and/or property are available for distribution by the Trust, if and when appropriate.

     (D) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Trust to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 3.3 hereof.

     (E) Notwithstanding anything in this Declaration to the contrary, from and after the occurrence of a Triggering Event, any Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such (other than a transferee pursuant to the proviso in Section 18(A) hereof), or (iii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (a) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board Of Trustees of the Trust otherwise concludes in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 6(E), shall become null and void without any further action, and any holder of such Rights shall thereupon have no rights whatsoever with respect to such Rights, whether under any provision of this Declaration or otherwise, from and after the occurrence of a Triggering Event. The Trust shall use all reasonable efforts to insure that the provisions of this Section 6(E) and Section 3 hereof are complied with, but shall have no liability to any holder of Rights or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferee hereunder.

     (F) Notwithstanding anything in this Declaration to the contrary, the Trust shall not be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 15 unless the certificate contained in the form of election or purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been completed and signed by the registered holder thereof and the Trust shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial owner) or Affiliates or Associates thereof as the Trust shall reasonably request.

     (G) The Trust covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Shares of Beneficial Interest or any Shares of Beneficial Interest held in its treasury, the number of Shares of Beneficial Interest that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Section 6.

     Section 7. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Trust or to any of its agents, be canceled by it and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Declaration.

     Section 8.     Reservation and Availability of Shares.

     (A) The Trust covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Shares of Beneficial Interest or any Shares of Beneficial Interest held in its treasury, the number of Shares of Beneficial Interest that will be sufficient to permit the exercise in full of all outstanding Rights.

     (B) The Trust covenants and agrees that it will take all such action as may be necessary to ensure that all Shares of Beneficial Interest delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Shares of Beneficial Interest (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

     (C) The Trust further covenants and agrees that it will pay, when due and payable, any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Shares of Beneficial Interest upon the exercise of Rights. The Trust shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Shares of Beneficial Interest in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Shares of Beneficial Interest upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Trust's satisfaction that no such tax is due.

     Section 9.     Record Date.   Each Person in whose name any certificate
for Shares of Beneficial Interest is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Shares of Beneficial Interest represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Shares of Beneficial Interest transfer books of the Trust are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Shares of Beneficial Interest transfer books of the Trust are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Shares of Beneficial Interest for which the Rights shall be exercisable, including, without limitation, the right to vote, or to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Trust, except as provided herein.

     Section 10. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Shares of Beneficial Interest covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 10.

     (A) (i) In the event the Trust shall at any time after the date of this Declaration

               (a) declare a dividend on the Shares of Beneficial Interest payable in Shares of Beneficial Interest,

               (b)  subdivide the outstanding Shares of Beneficial Interest,

               (c) combine the outstanding Shares of Beneficial Interest into a smaller number of Shares of Beneficial Interest, or

               (d) issue any shares in a reclassification of the Shares of Beneficial Interest (including any such reclassification in connection with a consolidation or merger in which the Trust is the continuing or surviving corporation), except as otherwise provided in this Section 10(A), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares which, if such Right had been exercised immediately prior to such date and at a time when the Shares of Beneficial Interest transfer books of the Trust were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 10(A)(i) and section 10(A)(ii), the adjustment provided for in this Section 10(A)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 10(A)(ii).

     (ii) Subject to Section 19 of this Declaration, in the event
          a.   a Trigger Event shall have occurred, or

          b. any Acquiring Person or any Associate or Affiliate of any Acquiring Person, at any time after the date of this Declaration, directly or indirectly,

               (1) shall merge into the Trust or otherwise combine with the Trust and the Trust shall be the continuing or surviving entity of such merger or combination and the Shares of Beneficial Interest of the Trust shall remain outstanding and not be changed into or exchanged for purchase or other securities of any other Person or the Trust or cash or any other property,

               (2) shall, in one or more transactions, other than the exercise of Rights or in connection with the exercise or conversion of securities exchangeable or convertible into shares of the Trust, transfer any assets to the Trust in exchange (in whole or in part) for shares of the Trust or for securities exercisable for or convertible into shares of the Trust or otherwise obtain from the Trust, with or without consideration, any additional shares of the Trust or securities exercisable for or convertible into shares of the Trust (other than as part of a pro rata distribution to all holders of such shares of the Trust or any of its Subsidiaries),

               (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise dispose (in one or more transactions), to, from, with or of, as the case may be, the Trust or any of its Subsidiaries, assets (including securities) on terms and conditions less favorable to the Trust than the Trust would be able to obtain in arm's-length negotiation with an unaffiliated third party,

               (4) shall receive any compensation from the Trust other than compensation at rates in accordance with the Trust's (or its Subsidiaries') past practices, or

               (5) shall receive the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Trust or any of its Subsidiaries; or

          c. During such time as there is an Acquiring Person, there shall be any reclassification of securities (including any reverse stock split), or recapitalization or reorganization of the Trust, or any merger or consolidation of the Trust with any of its Subsidiaries or any other transaction or series of transactions involving the Trust or any Subsidiaries of the Trust (whether or not with or into or otherwise involving an Acquiring Person) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities or of securities exercisable for or convertible into securities of the Trust which is directly or indirectly owned by any Acquiring Person or any Associate or Affiliate of any Acquiring Person, then, and in each such case, proper provision shall be made so that each holder of a Right (except as provided below and in Section 6(E) hereof) shall have a right to receive, upon exercise thereof at the then current Purchase Price multiplied by the number of Shares of Beneficial Interest for which a right is then exercisable, in accordance with the terms of this Declaration, such number of Shares of Beneficial Interest as shall equal the result obtained by multiplying the then current Purchase Price by the then number of Shares of Beneficial Interest for which a Right was exercisable immediately prior to the first occurrence of a Section 10(A)(ii) event, and dividing that product by 50% of the current per share market price of the Shares of Beneficial Interest (determined pursuant to Section 10(D)) on the fifth day after the earlier of the date of the occurrence or the date of the first public announcement of any one of the events listed above in this Section 10(A)(ii). Notwithstanding the foregoing, upon the occurrence of any of the events listed above in this Section 10(A)(ii), any Rights that are or were on or after the earlier of the Distribution Date or Shares Acquisition Date beneficially owned by an Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall become void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Declaration. The Trust shall not enter into any transaction of the kind listed in this Section 10(A)(ii) if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements; which, as a result of the consummation of such transaction, would eliminate or otherwise substantially diminish the benefits intended to be afforded by the Rights. Any Right Certificate issued pursuant to Section 2 hereof that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate, and any Right Certificate issued pursuant to Section 4 or 5 hereof or this Section
10 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain the following legend:

     The Rights represented by this Right Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights
     Declaration). This Right Certificate and the Rights represented hereby may become void in the circumstances specified in the Rights Declaration;

          (iii) In the event that there shall not be sufficient treasury or authorized but unissued Shares of Beneficial Interest to permit the exercise in full of the Rights in accordance with Section 10(A)(ii), the Trust shall take all such action as may be necessary to authorize additional Shares of Beneficial Interest for issuance upon exercise of the Rights.

     (B) In case the Trust shall fix a record date for the issuance of rights, options or warrants to all holders of Shares of Beneficial Interest entitling them (for a period expiring within 45 calendar days after such record date), to subscribe for or purchase Shares of Beneficial Interest or securities convertible into Shares of Beneficial Interest at a price per share (or having a conversion price per share, if a security convertible into Shares of Beneficial Interest) less than the then current per share market price of the Shares of Beneficial Interest (as defined in Section 10(D)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Shares of Beneficial Interest outstanding on such record date plus the number of Shares of Beneficial Interest which the aggregate offering price of the total number of Shares of Beneficial Interest so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of Shares of Beneficial Interest outstanding on such record date plus the number of additional Shares of Beneficial Interest to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Trustees of the Trust. Shares of Beneficial Interest owned by or held for the account of the Trust shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (C) In the case the Trust shall fix a record date for the making of a distribution to all holders of Shares of Beneficial Interest (including any such distribution made in connection with a consolidation or merger in which the Trust is the continuing or surviving entity) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Shares of Beneficial Interest) or subscription rights or warrants (excluding those referred to in Section 10(B) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Shares of Beneficial Interest on such record date, less the fair market value (as determined in good faith by the Board of Trustees of the Trust) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Share of Beneficial Interest and the denominator of which shall be such current per share market price of the Shares of Beneficial Interest. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (D) (i) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 10(D)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the security is determined during a period following the announcement by the issuer of such security of (a) a dividend or distribution on such security payable in shares of such security or securities convertible into such shares, or (b) any subdivision, combination or reclassification of such security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the security is not quoted by an such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the security selected by the Boards of Trustees of the Trust. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the security is not listed or admitted to trading on any national securities exchange, a business day.

          (ii) For the purpose of any computation hereunder the "current per share market price" of the Shares of Beneficial Interest shall be determined in accordance with the method set forth in Section 10(D)(i). If the Shares of Beneficial Interest are not publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Trustees of the Trust.

     (E) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 10(E) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 10 shall be made to the nearest cent. Notwithstanding the first sentence of this Section 1O(E), any adjustment required by this Section 10 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

     (F) All Rights originally issued by the Trust subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Shares of Beneficial Interest purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (G)  Unless the Trust shall have exercised its election as provided in
Section 10(H), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 1O(B) and 10(C), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Shares of Beneficial Interest obtained by (i) multiplying (a) the number of Shares of Beneficial Interest covered by a Right immediately prior to this adjustment by (b) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (H) The Trust may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of Shares of Beneficial Interest purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Shares of Beneficial Interest for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Trust shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 10(H), the Trust shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 13 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Trust, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Trust, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

     (I) Irrespective of any adjustment or change in the Purchase Price or the number of Shares of Beneficial Interest issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of Shares of Beneficial Interest which were expressed in the initial Right Certificates issued hereunder.

     (J) In any case in which this Section 10 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Trust may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Shares of Beneficial Interest and other securities of the Trust, if any, issuable upon such exercise over and above the Shares of Beneficial Interest and other securities of the Trust, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Trust shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (K) Anything in this Section 10 to the contrary notwithstanding, the Trust shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 10, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Shares of Beneficial Interest, issuance wholly for cash of any Shares of Beneficial Interest at less than the current market price, issuance wholly for cash of Shares of Beneficial Interest or securities which by their terms are convertible into or exchangeable for Shares of Beneficial Interest, dividends on Shares of Beneficial Interest payable in Shares of Beneficial Interest or issuance of rights, options or warrants referred to hereinabove in Section 10(B), hereafter made by the Trust to holders of its Shares of Beneficial Interest shall not be taxable to such stockholders.

     (L) In the event that at any time after the date of this Declaration and prior to the Distribution Date, the Trust shall (i) declare or pay any dividend on the Shares of Beneficial Interest payable in Shares of Beneficial Interest or (ii) effect a subdivision, combination or consolidation of the Shares of Beneficial Interest (by reclassification or otherwise than by payment of dividends in Shares of Beneficial Interest) into a greater or lesser number of Shares of Beneficial Interest, then in any such case (a) the number of Shares of Beneficial Interest purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of Shares of Beneficial Interest so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Shares of Beneficial Interest outstanding immediately before such event and the denominator of which is the number of Shares of Beneficial Interest outstanding immediately after such event, and (b) each Share of Beneficial Interest outstanding immediately after such event shall have issued with respect to it that number of Rights which each Share of Beneficial interest outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 10(L) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

     (M) The Trust covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 18 or Section 22 hereof, take (or permit any subsidiary to take) any action the primary purpose or effect of which is to diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

     (N) The Trust covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with, (ii) merge with or into, (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Trust and its Subsidiaries (taken as a whole), to any other Person (including one or more of such Person's Affiliates and Associates) if at the time of or immediately after such consolidation, merger or sale there are any Rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

     Section 11.    Certificate of Adjusted Purchase Price or Number of
Shares.    Whenever an adjustment is made as provided in Section 10 and 12 hereof, the Trust shall promptly (A) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (B) file with each transfer agent for the Shares of Beneficial Interest a copy of such certificate and (C) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 20 hereof.

     Section 12. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
     (A)  In the event, directly or indirectly,

          (i) the Trust shall consolidate with, or merge with and into, any other Person,

          (ii) any Person shall consolidate with the Trust, or merge with and into the Trust and the Trust shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Shares of Beneficial Interest shall be changed into or exchanged for stock or other securities of any other Person (or the Trust) or cash or any other property, or

          (iii) the Trust shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets, earning power or cash flow aggregating more than 50% of the assets, earning power or cash flow of the Trust and its Subsidiaries (taken as a whole) to any other Person other than the Trust or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that:

               (a) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price multiplied by the number of Shares of Beneficial Interest for which a Right is then excercisable, in accordance with the terms of this Declaration, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable Shares of common Stock of the Principal Party (as hereinafter defined), free and clear of liens, rights of call or first refusal, encumbrances or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of shares for which a Right is exercisable immediately prior to the first occurrence of such merger, consolidation, sale or transfer (without taking into account any adjustment) and dividing that product by (2) 50% of the current per share market price of the shares of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer;

               (b) the Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Trust pursuant to this Declaration;

               (c) the term "Trust" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
Section 10 hereof shall apply only to such Principal Party following the first occurrence of an event set forth in this Section 12(A);

               (d) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares in accordance with Section 8 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares thereafter deliverable upon the exercise of the Rights; and

               (e) the provisions of Section 10(A)(ii) hereof shall be of no effect following the first occurrence of any such merger, consolidation, sale or transfer.

     (B)  "Principal Party" shall mean:

          (i) in the case of any transaction described in (i) or (ii) of the first sentence of Section 12(A), the Person that is the issuer of any securities into which Shares of Beneficial Interest of the Trust are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation (including the Trust if applicable); and

          (ii) in the case of any transaction described in (iii) of the first sentence in Section 12(A), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case in subparagraphs (B)(i) or (B)(ii) above: (a) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person, the Common Stock of which is and has been so registered. "Principal Party" shall refer to such other Person; (b) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (c) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (a) and (b) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "subsidiary" of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this
Section 12 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

     (C) The Trust shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have sufficient Common Stock authorized to permit the full exercise of the Rights and prior thereto the Trust and such Principal Party shall have executed a supplemental agreement providing for the terms set forth in paragraphs (A) and (B) of this Section 12 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (A) of this Section 12, the Principal Party will:

          (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (a) become effective as soon as practicable after such filing and (b) remain effective (with a prospectus at all times meeting the requirements of the Exchange Act) until the Final Expiration Date; and

          (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates and Associates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

     The provisions of this Section 12 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that one of the transactions described in Section 12(A) hereof shall occur at any time after the occurrence of a transaction described in Section 10(A)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 12(A).

     (D)  Notwithstanding anything in this Declaration to the contrary,
Section 12 shall not be applicable to a transaction described in subparagraphs
(i) and (ii) of Section 12(A) if: (i) such transaction is consummated with a Person or Persons who acquired Shares of Beneficial Interest pursuant to a tender or exchange offer for all outstanding Shares of Beneficial Interest which complies with the exception contained in Section 10(A)(ii) hereof (or a wholly owned Subsidiary of any such Person or Persons); (ii) the price per Share of Beneficial Interest offered in such transaction is not less than the price per Share of Beneficial Interest paid to all holders of Shares of Beneficial Interest whose shares were purchased pursuant to such tender or exchange offer; and (iii) the form of consideration being offered to the remaining holders of shares of Beneficial Interest pursuant to such transaction is the same as the form of consideration paid pursuant to such tender or exchange offer. Upon consummation of any such transaction contemplated by this Section 12(D), all Rights hereunder shall expire.

     Section 13.    Fractional Rights and Fractional Shares.

     (A) The Trust shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to same fraction of the current market value of a whole Right. For the purposes of this Section 13(A), the current market value of whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New
York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Trustees of the Trust. If on any such date no such market maker is making a market in the Rights, the fair market value of the Rights on such date as determined in good faith by the Board of Trustees of the Trust shall be used.

     (B) The Trust shall not be required to issue fractions of Shares of Beneficial Interest upon exercise of the Rights or to distribute certificates which evidence fractional Shares of Beneficial Interest. Fractions of Shares of Beneficial Interest in integral multiples of one one-thousandth of a Share of Beneficial Interest may, at the election of the Trust, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Trust and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Shares of Beneficial Interest represented by such depositary receipts.
in lieu of fractional Shares of Beneficial Interest the Trust shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Share of Beneficial Interest. For the purposes of this Section 13(B), the current market value of a Share of Beneficial Interest shall be the closing price of a Share of Beneficial Interest (as determined pursuant to the second sentence of Section 10(D)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

     (C) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

     Section 14.    Rights of Action.   All rights of action in respect of
this Declaration are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Shares of Beneficial Interest); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Shares of Beneficial Interest), without the consent of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Shares of Beneficial Interest), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Trust to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Declaration. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Declaration and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Declaration.

     Section 15.    Agreement of Right Holders.   Every holder of a Right,
by accepting the same, consents and agrees with the Trust and with every other holder of a Right that:

     (A) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Shares of Beneficial Interest;

     (B) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Trust if surrendered at the principal office of the Trust, duly endorsed or accompanied by a proper instrument of transfer;

     (C) the Trust may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Shares of Beneficial Interest certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Shares of Beneficial Interest certificate made by anyone other than the Trust) for all purposes whatsoever, and the Trust shall not be affected by any notice to the contrary.

          Section 16. Right Certificate Holder not Deemed a Shareholder. No holder, as such, of any Right Certificate, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Shares of Beneficial Interest or any other securities of the Trust which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Trust or any right to vote for the election of Trustees or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders or to receive dividends or subscription rights, or otherwise, until the Right(s) evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

     Section 17.    Issuance of New Right Certificates.   Notwithstanding
any of the provisions of this Declaration or of the Rights to the contrary, the Trust may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Trustees to reflect any adjustment or change in the Purchase Price and the number or kind of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Declaration.

     Section 18.    Redemption.

     (A) The Board of Trustees of the Trust may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"); provided, however, that if, following the occurrence of a Stock Acquisition Date but prior to the expiration of the right of redemption hereunder, each of the following shall have occurred and remain in effect: (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of Shares of Beneficial Interest in a transaction, or series of transactions, which did not result in the occurrence of a Triggering Event such that such Person is thereafter a Beneficial Owner of 10% or less of the outstanding Shares of Beneficial Interest, (ii) there are no other Persons, immediately following the occurrence of the event described in clause (i), who are Acquiring Persons, and (iii) the transfer or other disposition described in clause (i) above was other than pursuant to a transaction, or series of transactions, which directly or indirectly involved the Trust or any of its Subsidiaries; then the right of redemption shall be reinstated and thereafter be subject to the provisions of this Section 18 and in all other respects this Declaration and the rights hereunder shall be construed as if a Stock Acquisition Date had not occurred. Notwithstanding anything contained in this Declaration to the contrary, the Rights shall not be exercisable after the first occurrence of an event described in Section 10(A)(ii) prior to the expiration of the Trust's right of redemption hereunder. The Trust may, at its option, pay the Redemption Price in cash, Shares of Beneficial Interest or any other form of consideration deemed appropriate by the Board of Trustees.

     (B) Immediately upon the action of the Board of Trustees of the Trust ordering the redemption of the Rights (pursuant to Section 18(A)), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Trust shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after the action of the Board of Trustees of the Trust ordering the redemption of the Rights, the Trust shall mail a notice of redemption to the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the transfer agent for the Shares of Beneficial Interest. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Trust nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 18 or in Section 19 hereof, and other than in connection with the purchase of Shares of Beneficial Interest prior to the Distribution Date.

     Section 19.    Exchange.      (A) The Board of Trustees of the Trust
may, at its option, at any time after the occurrence of a Trigger Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of
Section 10(A)(ii) hereof) for Shares of Beneficial Interest at an exchange ratio of one Share of Beneficial interest per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Not withstanding the foregoing, the Board of Trustees shall not be empowered to effect such exchange at any time after any Person (other than the Trust, any Subsidiary of the Trust, any employee benefit plan of the Trust or any such Subsidiary, or any entity holding Shares of Beneficial Interest for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Shares of Beneficial Interest then outstanding.

     (B) Immediately upon the action of the Board of Trustees of the Trust ordering the exchange of any Rights pursuant to paragraph (A) of this
Section 19 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Shares of Beneficial Interest equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Trust shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Trust promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Trust. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Shares of Beneficial Interest for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 10(A)
(ii) hereof) held by each holder of Rights.

     (C) In the event that there shall not be sufficient Shares of Beneficial Interest issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section l9, the Trust shall take all such action as may be necessary to authorize additional Shares of Beneficial Interest for issuance upon exchange of the Rights.

     (D) The Trust shall not be required to issue fractions of Shares of Beneficial Interest or to distribute certificates which evidence fractional Shares of Beneficial Interest. In lieu of such fractional Shares of Beneficial Interest, the Trust shall pay to the registered holders of the Right Certificates with regard to which such fractional Shares of Beneficial Interest would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Share of Beneficial Interest. For the purposes of this paragraph (D), the current market value of a whole Share of Beneficial Interest shall be the closing price of a Share of Beneficial Interest (as determined pursuant to the second sentence of Section 10(D)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 19.

     Section 20.    Notice of Certain Events.     (A) In case the Trust
shall propose (i) to pay any dividend payable in stock to the holders of its Shares of Beneficial Interest or to make any other distribution to the holders of its Shares of Beneficial Interest (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Shares of Beneficial Interest rights or warrants to subscribe for or to purchase any additional Shares of Beneficial Interest or any other securities, rights or options,
(iii) to effect any reclassification of its Shares of Beneficial Interest (other than a reclassification involving only the subdivision of outstanding Shares of Beneficial Interest), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Trust and its Subsidiaries (taken as a whole) to any other Person, (v) to effect the liquidation, dissolution or winding up of the Trust, or (vi) to declare or pay any dividend on the Shares of Beneficial Interest payable in Shares of Beneficial Interest or to effect a subdivision, combination or consolidation of the Shares of Beneficial Interest (by reclassification or otherwise than by payment of dividends in Shares of Beneficial Interest), then, in each such case, the Trust shall give to each holder of a Right Certificate, in accordance with Section 21 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Shares of Beneficial Interest, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Shares of Beneficial Interest for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Shares of Beneficial Interest, whichever shall be the earlier.

     (B) In case any of the events set forth in section 10(A)(ii) hereof shall occur, then the Trust shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 21 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 10(A)(ii) hereof.

     Section 21. Notices. Notices or demands authorized by this Declaration to be given or made by the holder of any Right Certificate (or prior to the Distribution Date, a Share of Beneficial Interest) to or on the Trust shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows:

               Century Realty Trust
               320 North Meridian Street
               Indianapolis, Indiana 46204
               Attention: Secretary

If the above address has been changed and such change has been filed with the SEC, then any notice shall be sent to the most recent address on file with the SEC. Notices or demands authorized by this Declaration to be given or made by the Trust to the holder of any Right Certificate (or prior to the Distribution Date, a Share of Beneficial Interest) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Trust.

     Section 22.    Supplements and Amendments.   The Trust may from time
to time supplement or amend this Declaration without the approval of any holders of Right certificates (or prior to the Distribution Date, Shares of Beneficial Interest) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Trust may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Trust; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Declaration shall not be amended in any manner which would adversely affect the interests of the holders of Rights. Without limiting the foregoing, the Trust may, at any time prior to such time as any Person becomes an Acquiring Person, amend this Declaration to lower the threshold set forth in Sections l(A), l(N) and 2(A) to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding Shares of Beneficial Interest then known by the Trust to be beneficially owned by any Person (other than the Trust, any Subsidiary of the Trust, or any entity holding Shares of Beneficial Interest for or pursuant to the terms of any such plan) and (ii) 15%.

     Section 23.    Successors.    All the covenants and provisions of this
Declaration by or for the benefit of the Trust shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 24.    Determination and Actions by the Board of Trustees,
Etc.    For all purposes of this Declaration, any calculation of the number of Shares of Beneficial Interest outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Shares of Beneficial interest of which any Person is the Beneficial owner, shall be made in accordance with the provisions of Rule l3d-3(d)(l)(i) of the General Rules and Regulations under the Exchange Act.

     (A) The Board of Trustees of the Trust shall have the exclusive power and authority to administer this Declaration and to exercise all rights and powers specifically granted to the Board or the Trust or as may be necessary or advisable in the administration of this Declaration, including, without limitation, the right and power to (i) interpret the provisions of this Declaration, and (ii) make all determinations deemed necessary or advisable for the administration of this Declaration (including a determination to redeem or not redeem the Rights or to amend the Declaration).

     (B) All such actions, calculations, determinations (including, for purpose of clause (ii) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (i) be final, conclusive and binding on the Trust, the holders of the Right Certificates and all other parties, and (ii) not subject the Board of Trustees to any liability to the holders of the Right Certificates.

     Section 25. Benefits of this Declaration. Nothing in this Declaration shall be construed to give to any Person or corporation other than the Trust and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Shares of Beneficial Interest) any legal or equitable right, remedy or claim under this Declaration; but this Declaration shall be for the sole and exclusive benefit of the Trust and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Shares of Beneficial Interest).

     Section 26. Severability. If any term, provision, covenant or restriction of this Declaration is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions-of this Declaration shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 27. Governing Law. This Declaration and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Indiana and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within the state.

     Section 28. Counterparts. This Declaration may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 29.    Descriptive Headings.    Descriptive headings of the
several Sections of this Declaration are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, this Declaration of Rights is executed on behalf of the Trust by its President and attested by its Secretary this 10th day of October 1989.


                                s/ King R. Traub
                                   PRESIDENT

Attest:


s/ John I. Bradshaw, Jr.
   SECRETARY





                                                                   Exhibit A

              CALCULATIONS UTILIZED IN THE RIGHTS DECLARATION

     This Exhibit A serves to clarify the calculations described in certain provisions of the Rights Declaration. The following mathematical equations are to be used, any contrary wording, or interpretation thereof, in the Declaration notwithstanding. However, the summary textual descriptions of the variables used and the purpose and time to use each calculation herein do not purport to be complete and are qualified in their entirety by reference to the Rights Declaration, which is hereby incorporated herein by reference.

                                 VARIABLES

A:   Adjusted Purchase Price of Shares of Beneficial Interest upon exercise of a Right.
C:   Cost of Shares of Beneficial Interest to be bought upon exercise of Rights.
D:   Discount Price; Price established for the purchase of Shares of
     Beneficial Interest less than the current per share market price.
E:   Number of Shares of Beneficial Interest for which a Right is exercisable.
F:   Fair Market Value of the portion of the evidences of indebtedness or assets so to be distributed or of such subscription rights or warrants applicable to one (1) Share of Beneficial Interest.
H:   Adjusted number of Rights held.
J:   Number of Shares of Beneficial Interest purchased upon exercise of a Right.
K: Number of Shares of Beneficial Interest outstanding after payment of a dividend payable in shares of Beneficial Interest or after a subdivision, combination or consolidation of the Shares of Beneficial Interest into a Greater or lesser number of such shares.
L:   Adjusted number of Shares of Beneficial Interest purchased upon exercise of a Right.
M:   Current per share market price.
N:   Number of Shares of Beneficial Interest which may be bought.
O:   Outstanding Shares of Beneficial Interest.
P: Purchase Price pursuant to the exercise of a Right; as of the Declaration Date, the Purchase Price is $15.00 but this is adjustable.
R:   Number of Rights owned.
S:   Number of Shares of Beneficial Interest offered at a price less than the current per share market price.
V.   Current per share market price of other Person's stock.
Y:   Cost of other Person's stock to be bought.
Z:   Number of shares of other Person's stock to be bought.


                                 EQUATIONS
Equation 1: (Section 10(A)(ii))

          If a Trigger Event has occurred (Section l0(A)(ii)(a)), an Acquiring Person engages in any of a number of actions (Section 10(A)(ii)(b)), or there is any reclassification, recapitalization, reorganization or other transaction which increases by more than 1% the proportionate share of outstanding Shares of Beneficial Interest held by an Acquiring Person (Section 10(A)(ii)(c)), then, by exercise of a Right, a number of Shares of Beneficial Interest may be bought at a modified price.

                      P x E
                     _______
                N =  0.5 x M        C = P x E


          Thus N shares will be purchasable for $C.

Equation 2: (Section 10(B))

          The Purchase Price is adjusted if the Trust sets a record date to allow for the purchase of Shares of Beneficial Interest at a price less than the current per share market price.

                                  D x S
                                 _______
                    A =  P x 0 +    M
                             ___________
                                0 + S


Equation 3: (Section 10(C))

          The Purchase Price is adjusted if the Trust fixes a record date for the making of a distribution to all holders of Shares of Beneficial Interest, of evidences of indebtedness, or assets (other than a regular quarterly cash dividend or a dividend payable in Shares of Beneficial Interest) or subscription rights or warrants.

                            M - F
                            _____
                    A = P x   M


Equation 4: (Section 10(G))

          Upon adjustment of the Purchase Price as a result of the calculations made in Sections 10(B) (Equation 2) and 10(C) (Equation 3), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the Adjusted Purchase Price, an adjusted number of Shares of Beneficial interest.

                            J x P
                            _____
                        L =   A


Equation 5: (Section 10(H))

          After any adjustment of the Purchase Price, the Trust may adjust the number of Rights, in substitution for any adjustment in the number of Shares of Beneficial Interest purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Shares of Beneficial Interest for which a Right was exercisable immediately prior to such adjustment.

                               P
                              ___
                      H = R x  A


Equation 6: (Section 10(L))

          If prior to the Distribution Date, the Trust. declares or pays a dividend on the Shares of Beneficial Interest payable in additional Shares of Beneficial Interest or effects a subdivision, combination or consolidation of the Shares of Beneficial Interest into a greater or lesser number of Shares of Beneficial Interest, then the number of Shares of Beneficial Interest purchasable upon the exercise of a Right is adjusted.

                                0
                               ___
                       E = J x  K


Equation 7: (Section 12(A)(iii)(a))

          If any of the provisions of Sections 12(A)(i), 12(A)(ii) or 12(A)
     (iii) are met, then each holder of a Right shall have the Right to receive common stock of the other Person.

                        P x R
                       _______
                  Z =  0.5 x V              Y = P x R


          Thus Z shares will be purchasable for $Y.



                                                                  Exhibit B
                         Form of Right Certificate

Certificate No. R-_____                                        _____ Rights

     NOT EXERCISABLE AFTER ____________ __,1999, OR EARLIER IF
     REDEMPTION OR EXCHANGE OCCURS.  THE RIGHTS ARE SUBJECT
     TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE
     TERMS SET FORTH IN THE RIGHTS DECLARATION.


                             Right Certificate

                           CENTURY REALTY TRUST

     This certifies that _______________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Declaration, dated as of ___________ __,1989 (the 'Rights Declaration") by Century Realty Trust (the Trust"), an Indiana corporation, to purchase from the Trust at any time after the Distribution Date (as such term is defined in the Rights Declaration) and prior to 4:00 p.m., Indianapolis time on ______________ __, 1999, at the principal office of the Trust, one (1) fully paid non-assessable Share of Beneficial Interest of the Trust at a purchase price of $15.00 per Share of Beneficial Interest (the Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of Shares of Beneficial Interest which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of _______________ __, 19__, based on the Shares of Beneficial Interest as constituted at such date. As provided in the Rights Declaration, the Purchase Price and the number of Shares of Beneficial Interest which may-be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Declaration, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Declaration reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Trust and the holders of the Right Certificates. Copies of the Rights Declaration are on file at the principal executive offices of the Trust.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Trust, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Shares of Beneficial Interest as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Declaration, the Rights evidenced by this Certificate (i) may be redeemed by the Trust at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for Shares of Beneficial Interest.

     No fractional Shares of Beneficial Interest will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one-thousandth of a Share of Beneficial Interest which may, at the election of the Trust, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Declaration.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Shares of Beneficial Interest or of any other securities of the Trust which may at any time be issuable on the exercise hereof, as such, or to exercise any of the rights of a stockholder of the Trust or any right to vote for the election of trustees or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Declaration), or to receive dividends or subscription rights, or otherwise, until the Right Certificate shall have been exercised as provided in the Rights Declaration.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been signed and attested to by the Trust.

     WITNESS the facsimile signature of the proper officers of the Trust and its corporate seal. Dated as of _____________ __, 19__.


                              CENTURY REALTY TRUST

                              By____________________________

ATTEST:
________________________


               Form of Reverse Side of Right Certificate

                            FORM OF ASSIGNMENT

    (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

     FOR VALUE RECEIVED ____________________________________ hereby sells, assigns and transfers unto _______________________________________________
__________________________________________________________________________
               (Please print name and address of transferee)
__________________________________________________________________________
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________, Attorney, to transfer the within Right Certificate on the books of the within-named Trust, with full power of substitution.

Dated: ____________________ __, 19__.


                              _______________________________________
                              (Signature)


Signature Guaranteed:

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

------------------------------------------------------------------------------

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Declaration).

                              _______________________________________
                              (Signature)

------------------------------------------------------------------------------

           Form of Reverse Side of Right Certificate -- continued

FORM OF ELECTION TO PURCHASE

   (To be executed if holder desires to exercise the Right Certificate.)

TO CENTURY REALTY TRUST

     The undersigned hereby irrevocably elects to exercise _________________ Rights represented by this Right Certificate to purchase the Shares of Beneficial Interest issuable upon the exercise of such Rights and requests that certificates for such Shares of Beneficial Interest be issued in the name of:

Please insert social security
or other identifying number

_____________________________________________________________________________
                      (Please print name and address)

_____________________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

_____________________________________________________________________________
                      (Please print name and address)

_____________________________________________________________________________

Dated: ________________ __, 19__.


                              __________________________________________
                              (Signature)

Signature Guaranteed:

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.


        Form of Reverse Side of Right Certificate -- continued

----------------------------------------------------------------------------

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Declaration).

                              _________________________________________
                              (Signature)

------------------------------------------------------------------------------


                                  NOTICE

     The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Trust will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Right Declaration) and such Assignment or Election to Purchase will not be honored.


                                                                   Exhibit C

                      SUMMARY OF RIGHTS TO PURCHASE
                      SHARES OF BENEFICIAL INTEREST

     On _______________ __, 19__, the Board of Trustees of Century Realty Trust (the "Trust") declared a dividend of one purchase right (a "Right") for each outstanding share of the Trust. The dividend is payable on _____________ __, 19__ to the stockholders at the close of business on that date. Each Right entitles the holder to purchase from the Trust one share of the Trust at a price of $15 per share (the "Purchase Price" ), subject to adjustment. The description and terms of the Rights are set forth in a Rights Declaration (the Rights Declaration ) by the Trust.

     Until the earlier to occur of (i) 10 days following a public announcement that an Acquiring Person has acquired ownership of 20% or more of the outstanding shares or (ii) 10 business days following the commencement or announcement of an intention to make a tender or exchange offer which would result in the ownership by a person of 20% or more of the outstanding shares (the earlier of these dates is called the Distribution Date ), the Rights will be evidenced, with respect to any of the share certificates outstanding as of the Record Date, by the share certificate with a copy of this Summary of Rights attached.

     The Rights Declaration provides that, until the Distribution Date, the Rights will only be transferred with the shares; new share certificates issued after the Record Date upon transfer or new issuance of shares will contain a note incorporating the Rights Declaration, and the surrender or transfer of any share certificates even without a note or a copy of this Summary of Rights being attached, will also constitute the transfer of the Rights. As soon as practicable following the Distribution Date, separate Right Certificates will be mailed to holders of shares as of the close of business on the Distribution Date and the separate Right Certificates alone will evidence the Rights.

     The Rights, are not exercisable until the Distribution Date. The Rights will expire on ____________________ __, 19__ (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are redeemed or exchanged by the Trust.

     The Purchase Price and the number of shares issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution
(i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the shares or (ii) upon the grant to holders of shares of a privilege to purchase shares at a price less than the then current market price of the shares or (iii) upon the distribution to shareholders of evidences of indebtedness or assets (excluding regular cash dividends).

     The number of outstanding Rights and the number of shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split or a stock dividend payable in shares or subdivision, consolidations or combinations of the shares occurring prior to the Distribution Date.

     In the event that the Trust is acquired in a merger or 50% or more of its assets are sold, proper provision will be made so that each holder of a Right will have the privilege to receive, at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which, at the time of the transaction, have a market value of two times the exercise price of the Right. In the event that (i) any person becomes the owner of 30% or more of the outstanding shares or (ii) during such time as there is an Acquiring Person, there shall be a reclassification of securities which has the effect of increasing by more than 1% the portion of the outstanding shares of the Trust owned by the Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights owned by the Acquiring Person (which will be void), will have the right to receive upon exercise of a Right that number of shares having a market value of two times the exercise price of the Right.

     At any time after a person acquires ownership of 30% or more of the outstanding shares and prior to the acquisition by a person of 50% or more of the outstanding shares, the Trust may exchange the Rights (other than Rights which are void), at an exchange ratio of one share per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional shares will be issued (other than fractions which may, at the election of the Trust, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the shares on the last trading day prior to the date of exercise.

     At any time prior to the acquisition by a person of ownership of 20% or more of the outstanding shares, the Trust may redeem the Rights in whole, but not in part, at a "Redemption Price" price of $.0l per Right. The redemption of the Rights may be made effective as the Board of Trustees may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     The terms of the Rights may be amended by the Board of Trustees without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding shares then known to the Trust to be owned by any person and (ii) 15%, except that from and after such time as any person becomes an Acquiring Person no amendment may adversely affect the interests of the holders of the Rights.

     Until a Right is exercised, the holder will have no rights as a shareholder of the Trust, including, without limitation, the right to vote or to receive dividends.

     A copy of the Rights Declaration has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A.
A copy of the Rights Declaration is available from the Trust. This summary description the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Declaration, which is hereby incorporated herein by reference.